Exhibit 99.1

(NYSE:BBX) Assets1 $4.8 Billion Equity Capital1 $430 Million Book Value per Share1 $7.26 Market Capitalization2 $1.0 Billion Price to Book2 2.33x Price to Earnings2 14.29x 1At 3/31/04 2Trailing 12 months, based on $16.94 per share closing price on 6/23/04 BANKATLANTIC BANCORP

Income from Continuing Operations1 (in Millions) $19.2 $38.6 $20.5 Return on Tangible Assets from Continuing Operations1 0.36% 0.71% 1.75% Return on Tangible Equity from Continuing Operations1 5.38% 9.49% 24.97% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #43 2002 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 2003 1Q'04

ASSET QUALITY 2002 2003 1Q'04 Non Performing Assets - Gross $31.4 $14.1 $14.0 Non Performing Assets % Loans & Other Assets 0.8% 0.4% 0.3% Net Charge offs $19.8 $1.1 $(0.6) Annualized Net Charge offs to Avg. Loans O/S 0.6% 0.0% (0.1)% Loan Loss Reserve $48.0 $45.6 $45.4 Loan Loss Reserve to Total Loans 1.2% 1.2% 1.2% Loan Loss Reserve Coverage of Non Performing Loans 235.6% 422.1% 387.1% Period-end Balances, Millions

INCOME FROM CONTINUING OPERATIONS1 2000 2001 2002 2003 1Q'03 1Q'04 Income from Continuing Ops 18.644 22.53 19.15 38.597 10.818 20.5 Compound Growth 27% CONSOLIDATED 102% Dollars in Millions 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #43 90%

EPS TREND FROM CONTINUING OPERATIONS1 2000 2001 2002 2003 1Q'03 1Q'04 EPS from Continuing Ops 0.43 0.47 0.32 0.62 0.17 0.32 Compound Growth 13% CONSOLIDATED 92% 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #43 2 Decline in 2002 primarily due to impairments in the Parent Company's equity securities portfolio $0.322 84%

CONSOLIDATED RECONCILIATION OF NET INCOME AND INCOME FROM CONTINUING OPERATIONS Dollars in Thousands, except for EPS NET INCOME (GAAP) $24,714 $32,160 $ 50,335 $67,717 $14,358 $20,524 Income from Discontinued Operations (6,070) (8,492) (22,543) (29,120) (3,540) Cumulative effect of a change in accounting principle (1,138) 15,107 Gruntal extraordinary item (23,749) INCOME FROM CONTINUING OPERATIONS $18,644 $22,530 $19,150 $38,597 10,818 20,524 DILUTED EPS (GAAP)1 $0.54 $0.65 $0.81 $1.08 $0.23 $0.32 Income from Discounted Operations (0.11) (0.16) (0.35) (0.46) (0.06) Cumulative effect of a change in accounting principle (0.02) 0.23 Gruntal extraordinary item (0.37) DILUTED EPS from Continuing Operations $0.43 $0.47 $0.32 $0.62 $0.17 $0.32 1Note: In periods prior to December 31, 2001 BBX's capital structure included a dividend premium for our Class A common shareholders, and EPS was computed under the two-class method. In the Second quarter 2001 BBX shareholders voted to eliminate the dividend premium. FY 2000 FY 2001 FY 2002 FY 2003 1Q '04 1Q '03

BankAtlantic Parent Company Ryan Beck & Co. Operating Net Income: (1) 1Q'04 $11 Million FY'03 $49 Million Equity: 1Q'04 $489 Million Operating Net (Loss): (1) 1Q'04 $(3) Million FY'03 $(12) Million Equity: 1Q'04 $430 Million Operating Net Income: (1) 1Q'04 $5 Million FY'03 $10 Million Equity: 1Q'04 $78 Million BANKATLANTIC BANCORP Operating Net Income: (1) 1Q'04 $13 Million FY'03 $47 Million Equity: 1Q'04 $430 Million 1 Operating Net Income/(Loss) is defined as GAAP Income/(Loss) from continuing operations adjusted for securities impairment recoveries of $14.8 million in 1Q'04 and costs associated with debt redemptions, net of tax, of $7.6 million in 1Q'04 and $8.2 million in FY'03 EARNINGS, CONTRIBUTION

FINANCIAL HIGHLIGHTS Total Assets (a) $4.8 Billion Billion -18.3% Total Deposits $3.1 Billion Billion +9.0% Total Loans (Net) $3.7 Billion Billion -5.3% Total Revenues $143.2 Million Million +34.7% Total Expenses $112.0 Million Million +26.5% Net Income $20.5 Million Million +42.9% EPS $0.32 +40.1% EPS from Continuing Ops (b) $0.32 +84.4% 1Q'04 vs 1Q'03 1Q'04, CONSOLIDATED (a) Post Levitt spin-off on 12/31/2003 (b) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #43